Exhibit 10.11(j)
Schedule of Directors and Executive Officers with
Indemnification Agreements

Title	Name
Chairman, President and Chief Executive Officer	Stephen D. Newlin

Senior Vice President and General Manager, Distribution	Michael L. Rademacher

Senior Vice President , Chief Legal Officer and Secretary	Wendy C. Shiba

Senior Vice President and Chief Information and Human Resources Officer	Kenneth M. Smith

Senior Vice President and Chief Financial Officer	W. David Wilson

Senior Vice President, Commercial Development	Michael E. Kahler

Senior Vice President and General Manager, Vinyl Compounds	Robert M. Rosenau

Senior Vice President and General Manager, Colors and Engineered Materials, Europe and Asia	Bernard P. Baert

Vice President and General Manager, Producer Services	Patrick F. Burke

Vice President and General Manager, Specialty Resins	Francois Cote

Vice President and General Manager, North America Engineered Materials	Craig M. Nikrant

Vice President and General Manager, North Amenica Color and Additive Masterbatches	John V. Van Hulle

Vice President, Research and Innovation	Cecil Chappelow

Vice President and Chief Investor and Communications Officer	Dennis A. Cocco

Treasurer	John L. Rastetter

Director	J.D. Campbell

Director	Carol A. Cartwright

Director	Gale Duff-Bloom

Director	Wayne R. Embry

Director	Richard H. Fearon

Director	Robert A. Garda

Director	Gordon D. Harnett

Director	Farah M. Walters